EXHIBIT 99.1

FORM OF LETTER OF TRANSMITTAL

CHATTEM, INC.

LETTER OF TRANSMITTAL

Offer to Exchange

$75,000,000 Exchange Floating Rate Senior Notes due 2010

for any and all outstanding Floating Rate Senior Notes due 2010

AND

$125,000,000 7% Exchange Senior Subordinated Notes due 2014

for any and all outstanding

7% Senior Subordinated Notes due 2014

Pursuant to the Prospectus dated             , 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

NEW YORK CITY TIME, ON             , 2004, UNLESS EXTENDED.

TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,

ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer Is: SouthTrust Bank

By Hand or Overnight Delivery or by Registered or Certified Mail:	By Facsimile Transmission:
SouthTrust Bank 110 Office Park Drive 2nd Floor Birmingham, Alabama 35223 Attention: Judith B. Seier	(Eligible Institutions Only) (205) 254-4180 Attention: Judith B. Seier To Confirm by Telephone or for Information: (205) 254-5105

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS LISTED ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL TO A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

The undersigned acknowledges receipt of the prospectus dated                         , 2004 (the “Prospectus”) of Chattem, Inc. (the “Company”), and this Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange $75,000,000 in aggregate principal amount of Exchange Floating Rate Senior Notes due 2010 and $125,000,000 in aggregate principal amount of Exchange Senior Subordinated Notes due 2014 (collectively, the “Exchange Notes”) of the Company for, respectively, $75,000,000 in aggregate principal amount of Floating Rate Senior Notes due 2010 (“Original Floating Rate Notes”) and $125,00,000 in aggregate principal amount of Senior Subordinated Notes due 2014 (“Original Fixed Rate Notes”) (collectively, the Original Floating Rate Notes and the Original Fixed Rate Notes are referred to as the “Original Notes”) of the Company, upon the terms and subject to the conditions set forth in the Prospectus. The term “Expiration Date” will mean 5:00 p.m. New York City time, on             , 2004, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term will mean the latest date and time to which the Exchange Offer is extended by the Company.

Capitalized terms used but not defined herein shall have the same meanings given to them in the Prospectus.

This Letter of Transmittal is to be completed if (a) certificates representing Original Notes are to be delivered to the Exchange Agent herewith, (b) tenders of Original Notes are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer—Procedures For Tendering Original Notes” in the Prospectus and an Agent’s Message (as defined below) is not delivered, or (c) tenders of Original Notes are to be made according to the guaranteed delivery procedures set forth in “The Exchange Offer-Procedures for Tendering Original Notes-Guaranteed Delivery” in the Prospectus.

Certificates, or book-entry confirmation of a book-entry transfer of such Original Notes into the Exchange Agent’s account at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be delivered to the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means an electronic message agreeing to be bound by this Letter of Transmittal transmitted through DTC’s Automated Tender Offer Program (“ATOP”) for a book-entry transfer.

Holders of Original Notes whose certificates for such Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer-Procedures For Tendering Original Notes-Guaranteed Delivery” in the Prospectus. See Instruction 1.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO

THE EXCHANGE AGENT.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

BOX 1 DESCRIPTION OF ORIGINAL FLOATING RATE NOTES

If Blank, Please Print Name(s) And Address(es) of Registered Holder(s) of Original Floating Rate Notes (Attach additional list if necessary)	Certificate Number(s)*	Aggregate Principal Amount of Original Floating Rate Notes	Principal Amount of Original Floating Rate Notes Tendered (if less than all).**

Total

DESCRIPTION OF ORIGINAL FIXED RATE NOTES

If Blank, Please Print Name(s) And Address(es) of Registered Holder(s) of Original Fixed Rate Notes (Attach additional list if necessary)	Certificate Number(s)*	Aggregate Principal Amount of Original Fixed Rate Notes	Aggregate Principal Amount of Original Fixed Rate Notes Tendered**

Total

*  Need not be completed by book-entry Holders.

**  Original Notes may be tendered in whole or in part in integral multiples of $1,000. All Original Notes shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number Transaction Code Number

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number Transaction Code Number

☐	CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen;

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated above.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned has read and agrees to all of the terms of the Exchange Offer.

Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Original Notes to the Company or transfer ownership of such Original Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present such Original Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretive advice given by the staff of the SEC to third parties in connection with transactions similar to the Exchange Offer, so that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred to holders thereof (other than a broker-dealer who purchased such Original Notes directly from the Company for resale pursuant to Rule 144A, Regulation S, or any other available exemption under the Securities Act or a person that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Original Notes are acquired in the ordinary course of such holders’ business and such holders are not participating, do not intend to participate and have no arrangement or understanding with any person to participate, in the distribution of such Exchange Notes.

The undersigned represents and warrants that: (1) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving Exchange Notes (which will be the undersigned unless otherwise indicated in Box 3 entitled “Special Delivery Instructions” below) (the “Recipient”); (2) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution (as that term is interpreted by the SEC) of such Exchange Notes; and (3) neither the undersigned nor the Recipient (if different) is an “affiliate” of the Company as defined in Rule 405 under the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

If the undersigned is a broker-dealer, the undersigned further: (1) represents that it acquired Original Notes for the undersigned’s own account as a result of market-making activities or other trading activities; (2) represents that it has not entered into any arrangement or understanding with the Company or any “affiliate” of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer; and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, will be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned agrees that acceptance of any tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder for the registration of the Original Notes or the Exchange Notes.

The undersigned understands that tenders of Original Notes pursuant to the procedures described in “The Exchange Offer—Procedures For Tendering Original Notes” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned, the Company and the Exchange Agent upon the terms and subject to the conditions of the Exchange Offer.

The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby. If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Original Notes than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the withdrawal, rejection of tender or termination of the Exchange Offer.

By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to delivery promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

Unless otherwise indicated herein in Box 2 entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated in Box 2 entitled “Special Delivery Instructions” below, please deliver Exchange Notes to the undersigned at the address shown below the undersigned’s signature.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

BOX 2

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2 and 6)

TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered are to be issued in the name of someone other than the registered holder(s) of the Original Notes whose name(s) appear(s) above in Box 1.

Issue Exchange Notes and/or Original Notes to:

Name

(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)

BOX 3

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2 and 6)

TO BE COMPLETED ONLY if Original Notes not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be delivered to someone other than the registered holder(s) of the Original Notes whose name(s) appear(s) above in Box 1, or to such registered holder(s) at an address other than that shown above.

Mail Exchange Notes and/or Original Notes to:

Name

(Please Print)

Address

(Include Zip Code)

PLEASE SIGN HERE WHETHER OR NOT ORIGINAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY AND WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Original Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security listing as the owner of Original Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) set forth his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. (See Instruction 5).

Date:

Date:

Signature(s) of Holder(s) or Authorized Signatory

Name(s):		Address:

Print

Name(s):		Address:

Print

Including Zip Code

Capacity:		Telephone Number:

Including Area Code

Social Security No.

SIGNATURE GUARANTEE

(If required by Instruction 2)

Authorized Signature:
Name:	(Please Print)
Title:
Name of Firm:
Address:
(Include Zip Code)
Area Code and Telephone No.:
Date:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed either if (i) certificates for Original Notes are to be delivered to the Exchange Agent herewith, (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer-Procedures for Tendering Original Notes” in the Prospectus and an Agent’s Message is not delivered, or (iii) tenders of Original Notes are to be made according to the guaranteed delivery procedures set forth in “The Exchange Offer – Procedures for Tendering Original Notes – Guaranteed Delivery” in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be delivered to the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time on the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. Original Notes may be tendered in whole or in part in integral multiples of $1,000.

Holders who wish to tender their Original Notes pursuant to the Exchange Offer, but whose certificates for such Original Notes are not immediately available, or time will not permit all required documents to reach the Exchange Agent before the Expiration Date, or the procedures for book-entry transfer cannot be completed on a timely basis, may nevertheless tender their Original Notes provided that all of the guaranteed delivery procedures set forth in “The Exchange Offer-Procedures For Tendering Original Notes-Guaranteed Delivery” in the Prospectus are complied with. Pursuant to such procedures:

(i)	such tenders are made by or through an Eligible Institution;

(ii)	prior to the Expiration Date, the Exchange Agent receives from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form accompanying this Letter of Transmittal, or an electronic message through ATOP with respect to guaranteed delivery for book-entry transfers, setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. trading days after the date of execution of the notice of guaranteed delivery, or transmission of such electronic message through ATOP for book-entry transfers, the certificates for all physically tendered Original Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent that

•	sets forth the name and address of the holder of Original Notes and the amount of Original Notes tendered,

•	states that the tender is being made thereby; and

•	guarantees that within three New York Stock Exchange, Inc. trading days after the date of execution of the notice of guaranteed delivery, or transmission of such electronic message through ATOP for book entry transfers, the certificates for all physically tendered Original Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

(iii)

the certificates (or book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or a facsimile thereof), or a properly transmitted electronic message through ATOP in the case of book-entry transfers, and any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of the notice of guaranteed delivery or transmission of such electronic message through ATOP with respect to guaranteed delivery for book-entry transfers.

The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such notice of guaranteed delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a notice of guaranteed delivery prior to the Expiration Date.

The method of delivery of certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.	Signature Guarantees.

Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered herewith and such holder(s) have not completed Box 2 entitled “Special Issuance Instructions” or Box 3 entitled “Special Delivery Instructions” or (b) such Original Notes are tendered for the account of a member firm of a registered national securities exchange or of the National Association of Securities Dealers, inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an “Eligible Institution”). Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. All signatures on bond powers and endorsement on certificates must also be guaranteed by an Eligible Institution. See Instruction 5.

3.	Inadequate Space.

If the space provided in Box 1 captioned “Description of Original Floating Rate Notes” and “Description of Original Fixed Rate Notes” is inadequate, the certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.	Partial Tenders and Withdrawal Rights.

Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than all the Original Notes evidenced by any certificates submitted are to be tendered, fill in the principal amount of Original Notes which is to be tendered in the fourth column of Box 1 entitled “Description of Original Floating Rates” and “Description of Original Fixed Rate Notes” above. In such case, new certificate(s) for the remainder of the Original Notes which was evidenced by your old certificate(s) will only be sent to the holder of the Original Notes, promptly after the Expiration Date, unless otherwise indicated by the Special Delivery Instructions in Box 3. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above before 5:00 p.m., New York City time, on the Expiration Date. Any notice of withdrawal must specify the name of the person that tendered the Original Notes to be withdrawn, identify the Original Notes to be withdrawn, including the certificate number or numbers and principal amount of such Original Notes, include a statement that the holder is withdrawing its election to have the Original Notes exchanged, be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which the Original Notes were tendered or as otherwise described above, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee under the respective indenture register the transfer of the Original Notes into the name of the person withdrawing the tender and specify the name in which any of the Original Notes are to be registered, if different from that of the person that tendered the Original Notes.

The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of a notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes or otherwise comply with DTC’s procedures.

Any Original Notes withdrawn will not have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder without cost to the holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. In the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to its book-entry transfer procedures, the Original Notes will be credited to an account with DTC specified by the holder, as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under “The Exchange Offer-Procedures for Tendering Original Notes” in the Prospectus at any time on or before the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt, acceptance and withdrawal of tendered Original Notes) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered, but which are validly withdrawn, will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal.

5.	Signatures on Letter of Transmittal, Assignment and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

6.	Special Issuance and Delivery Instructions.

If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7.	Irregularities.

The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt), acceptance and withdrawal of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the opinion of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer-Conditions to the Exchange Offer” or any conditions or irregularities in any tender of Original Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.	Requests for Assistance and Additional Copies.

Requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.	Backup Withholding; Substitute Form W-9.

Under the U.S. federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 included in this Letter of Transmittal. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, tendering holders may be subject to backup withholding at the applicable rate on all reportable payments made after the Exchange Offer.

To prevent backup withholding, each tendering holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal, certifying that the holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder is exempt from backup withholding, (2) the holder has not been notified by the IRS that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the IRS has notified the holder that such holder is no longer subject to backup withholding. The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the

Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold at the applicable rate on all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder, and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, all reportable payments made thereafter will be subject to backup withholding at the then applicable rate and the amounts so withheld will be remitted to the IRS until a correct TIN is provided.

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which holders are exempt from backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, amounts withheld under the backup withholding rules will be allowed as a credit or refund against a holder’s U.S. federal income tax liability if certain required information is provided to the IRS.

10.	Waiver of Conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11.	No Conditional Tenders.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent nor any other person will incur any liability for failure to give notification.

12.	Lost, Destroyed or Stolen Certificates.

If any certificate(s) representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate (s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

13.	Security Transfer Taxes.

Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(SEE INSTRUCTION 9)

SUBSTITUTE FORM W-9	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	TIN: (Social Security Number or Employer Identification Number)

Department of the Treasury Internal Revenue Service

Part 2—TIN Applied For ☐

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT

(1)    the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report an interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)    I am a U.S. person (including a U.S. resident alien); and

(4)    any other information provided on this form is true and correct.

SIGNATURE                                                                DATE

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified subsequently by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE

BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF A WAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if! do not provide a Taxpayer Identification Number by the time of the exchange, all reportable payments made to me thereafter will be subject to backup withholding at the applicable rate until I provide a number.

Signature	Date